UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008

MINN-DAK FARMERS COOPERATIVE

(Exact name of Registrant as specified in its charter)

North Dakota	33-94644	23-7222188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7525 Red River Road Wahpeton, North Dakota	58075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 642-8411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On June 24, 2008, the Company’s board of directors made the decision to change the estimated sugarbeet payment to its shareholder/growers.

The Company’s current sugarbeet payment estimate totaling 13.6654187 cents per pound of extractible and bonus sugar ($40.50 per ton of harvested sugarbeets), has been increased to 14.4752213 cents per pound of extractible and bonus sugar ($42.90 per ton of harvested sugarbeets). The actual beet payment for the 2007 crop may differ from the current estimate in order to reflect final Company operations and selling prices for the Company’s products during fiscal year 2008. The final sugarbeet payment will be determined and paid in October of 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINN-DAK FARMERS COOPERATIVE

Dated:	June 25, 2008	By:	/s/ David H. Roche
David H. Roche President and Chief Executive Officer